                                                                    EXHIBIT 13.1
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 26, 2008                       By: /s/ He Yuhua
                                              ---------------------
                                              He Yuhua
                                              Chairman of the Board of Directors


A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 26, 2008                       By: /s/ Yang Yiping
                                              ---------------------
                                              Yang Yiping
                                              General Manager


A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Guangshen Railway Company Limited, or the Company, on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, or the Report, the undersigned hereby certify that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 26, 2008                       By: /s/ Yao Xiaocong
                                              ---------------------
                                              Yao Xiaocong
                                              Chief Accountant


A signed original of this written statement required by Section 906 has been provided to Guangshen Railway Company Limited and will be retained by Guangshen Railway Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.